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                     MITCHELL HUTCHINS LIR SELECT MONEY FUND

    SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION DATED SEPTEMBER 1, 2000

                                                                    May 10, 2001


Dear Investor,

This is a supplement to the Statement of Additional Information of the above listed fund. The purpose of the supplement is to notify you of the following changes:

- Mitchell Hutchins Asset Management Inc. has been renamed "Brinson Advisors, Inc."

- Mitchell Hutchins LIR Money Series, of which the fund is a series, has been renamed "Brinson Money Series."

- Mitchell Hutchins LIR Select Money Fund has been renamed "Brinson Select Money Market Fund."

-   PaineWebber Incorporated has been renamed "UBS PaineWebber Inc."

- All references to "PaineWebber Financial Advisor" are replaced by "financial advisor."

- The fund's principal underwriter has been changed from UBS PaineWebber Inc. to Brinson Advisors, Inc.

- UBS PaineWebber-SM-* and Brinson Advisors are indirect wholly owned subsidiaries of UBS AG. UBS AG is an internationally diversified organization with headquarters in Zurich, Switzerland and operations in many areas of the financial services industry.

For more information on the fund, please contact your Financial Advisor.




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* UBS PaineWebber is a service mark of UBS AG.




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